 STRATEGIC GLOBAL INCOME FUND, INC.
            PORTFOLIO OF INVESTMENTS                          NOVEMBER 30, 1995

 PRINCIPAL
   AMOUNT
   (000)*                                 MATURITY DATES     INTEREST RATES      VALUE
 ---------                             -------------------- ----------------  ------------
 LONG-TERM DEBT SECURITIES - 82.50%
 Argentina - 4.91%
 US$  7,250 Republic of Argentina
             Discount...............         03/31/23            6.563+%      $  4,377,187
 US$ 10,500 Republic of Argentina
             FRB....................         03/31/05            6.813+          6,844,635
 US$  5,500 Republic of Argentina
             Par....................         03/31/23            5.000#          2,880,625
                                                                              ------------
                                                                                14,102,447
                                                                              ------------
 Australia - 5.41%
     12,300 New South Wales Treasury
             Corp...................    04/01/97 to12/01/01 12.000 to 12.500    10,518,177
      6,000 Queensland Treasury
             Corp. Global Issue.....         05/15/03            10.500          5,016,393
                                                                              ------------
                                                                                15,534,570
                                                                              ------------
 Brazil - 9.35%
 US$ 16,700 Republic of Brazil DCB..         04/15/12            6.875+          8,976,250
 US$ 12,000 Republic of Brazil EI...         04/15/06            6.813+          7,920,000
 US$ 20,000 Republic of Brazil Par..         04/15/24            4.250#          9,950,000
                                                                              ------------
                                                                                26,846,250
                                                                              ------------
 Canada - 4.07%
      5,574 Government of Canada....         06/01/23            8.000           4,267,648
      6,562 Ontario Hydro Global....         04/11/08            8.600@          1,847,370
     27,000 Province of British
             Columbia...............         01/09/12            8.590@          5,577,900
                                                                              ------------
                                                                                11,692,918
                                                                              ------------
 Denmark - 1.11%
     17,000 Government of Denmark...         05/15/03            8.000           3,196,541
                                                                              ------------
 Finland - 2.57%
     28,000 Government of Finland...         03/15/04            9.500           7,392,089
                                                                              ------------
 France - 1.87%
     24,600 Government of France....   10/25/05 to 10/25/19   7.750 to 8.500     5,362,338
                                                                              ------------
 Germany - 11.20%
     43,283 Federal Republic of
             Germany................   07/22/02 to 01/04/24   6.250 to 8.000    32,155,810
                                                                              ------------
 Indonesia - 0.71%
  5,000,000 Perusahaan Listrik
             Negara FRN.............         10/29/00            16.860+         2,030,874
                                                                              ------------
 Ireland - 2.44%
      3,980 Republic of Ireland.....   07/11/03 to 09/30/12   8.750 to 9.250     7,001,906
                                                                              ------------
 Mexico - 5.70%
 US$  3,000 Fifth Mexican Acceptance
             Corp...................         12/15/98            8.000           1,348,715
 US$  5,000 Mexican Multi Year
             Refinance Loan
             Participation..........         03/20/05            6.750+          3,550,000
 US$ 14,000 United Mexican States
             Collateralized Fixed
             Rate Notes,
             Discount(1)............         12/31/19         6.766 to 6.875+    9,625,000
 US$  3,000 United Mexican States
             Collateralized Fixed
             Rate Notes, Par(2).....         12/31/19            6.250           1,833,750
                                                                              ------------
                                                                                16,357,465
                                                                              ------------
 Morocco - 2.17%
 US$  5,000 Kingdom of Morocco Loan
             Participation, Tranche
             A (JP Morgan)(3).......         01/01/09            6.594+          3,112,500
 US$  5,000 Kingdom of Morocco Loan
             Participation, Tranche
             A (Salomon
             Brothers)(3)...........         01/01/09            6.594+          3,112,500
                                                                              ------------
                                                                                 6,225,000
                                                                              ------------

 STRATEGIC GLOBAL INCOME FUND, INC.


 PRINCIPAL
  AMOUNT
  (000)*                                 MATURITY DATES      INTEREST RATES      VALUE
 ---------                            --------------------  ----------------  ------------
 LONG-TERM DEBT SECURITIES-
  (CONCLUDED)
 Netherlands - 2.36%
     9,410 Government of
            Netherlands............   09/15/01 to 06/01/06    8.500 to 8.750% $  6,779,824
                                                                              ------------
 New Zealand - 2.84%
    10,100 Government of New
            Zealand................         02/15/00              6.500          6,434,745
     2,470 International Bank For
            Reconstruction &
            Development(4).........         07/25/97             12.500          1,731,400
                                                                              ------------
                                                                                 8,166,145
                                                                              ------------
 Philippines - 1.05%
 US$3,000  CE Casecnan Water &
            Energy.................         11/15/10             11.950          3,018,750
                                                                              ------------
 Poland - 3.81%
 US$10,000 Republic of Poland Par..         10/27/24              2.750#         4,493,750
 US$10,000 Republic of Poland PDI..         10/27/14              3.750#         6,437,500
                                                                              ------------
                                                                                10,931,250
                                                                              ------------
 South Africa - 2.16%
    25,000 Government of South
            Africa.................         08/31/10             13.000          6,211,594
                                                                              ------------
 Spain - 8.89%
 2,967,400 Government of Spain.....   08/30/98 to 03/25/00  11.450 to 12.250    25,516,752
                                                                              ------------
 United Kingdom - 6.57%
    10,500 United Kingdom Gilt.....   01/22/97 to 07/14/00  13.000 to 15.500    18,879,012
                                                                              ------------
 United States - 1.07%
     2,730 U.S. Treasury Note......         11/15/00              8.500          3,074,663
                                                                              ------------
 Venezuela - 2.24%
 US$ 8,500 Republic of Venezuela
            DCB....................         12/18/07              6.813+         3,910,000
 US$ 3,000 Republic of Venezuela
            FLIRB..................         03/31/07              6.813#         1,383,750
 US$ 2,250 Republic of Venezuela
            Par (5)................         03/31/20              6.750          1,139,062
                                                                              ------------
                                                                                 6,432,812
                                                                              ------------
 Total Long-Term Debt Securities
 (cost--$235,301,794)...............                                           236,909,010
                                                                              ------------
 SHORT-TERM DEBT SECURITIES - 9.88%
 United States - 9.88%
    28,500 U.S. Treasury Bills
            (cost - $28,384,354)...   12/07/95 to 02/08/96    5.209 to 5.433@   28,384,354
                                                                              ------------
 INDEXED SECURITY - 2.34%
 Thailand - 2.34%
 US$ 7,000 Morgan Guaranty Trust
            Company Thailand Baht
            Linked CD (cost -
             $6,847,300)...........         02/05/96             12.600@         6,716,955
                                                                              ------------
 REPURCHASE AGREEMENT - 2.68%
     7,682 Repurchase Agreement
            dated 11/30/95 with
            Morgan Stanley Group,
            Inc. collateralized by
            $5,860,000 U.S.
            Treasury Bonds, 8.875%
            due 2/15/19; proceeds:
            $7,683,253 (cost -
             $7,682,000)...........         12/01/95              5.870          7,682,000
                                                                              ------------
 Total Investments (cost -
  $278,215,448) - 97.40%............                                           279,692,319
 Other assets in excess of
  liabilities - 2.60%...............                                             7,466,659
                                                                              ------------
 Net Assets - 100.00%...............                                          $287,158,978
                                                                              ============

-------
Note: The Portfolio of Investments is listed by the issuer's country of origin.
 * In local currency unless otherwise indicated
FLIRB - Front Loaded Interest Reduction Bond
FRB - Floating Rate Bond
FRN - Floating Rate Note
EI - Eligible Interest
DCB - Debt Conversion Bond

 STRATEGIC GLOBAL INCOME FUND, INC.

PDI - Past Due Interest Bond
+ Reflects rate at November 30, 1995 on variable rate instruments
# Reflects rate at November 30, 1995 on step coupon rate instruments
@ Yield to maturity for zero coupon bonds and discounted securities
(1) With an additional 23,844,000 recoverable rights attached maturing on 06/30/03 with no market value
(2) With an additional 3,000,000 recoverable rights attached maturing on 06/30/03 with no market value
(3) Participation interest was acquired through the financial institution indicated parenthetically
(4) "Supranational" security denominated in New Zealand Dollars
(5) With 11,250 oil warrants attached expiring on 04/15/20 with no market value

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                  UNREALIZED
                          CONTRACTS TO          IN                               APPRECIATION
                            DELIVER        EXCHANGE FOR       MATURITY DATES    (DEPRECIATION)
                         -------------- ------------------ -------------------- --------------
Australian Dollars......      3,680,000 US$      2,767,286       12/11/95         $  36,366
Australian Dollars......      3,653,000 US$      2,690,617       02/20/96           (12,348)
Belgium Francs..........    615,668,400 US$     20,813,648 12/21/95 to 09/30/96      (6,990)
Belgium Francs..........     66,225,000 US$      2,311,518       09/30/96            54,371
British Pounds..........      6,550,000 US$     10,313,630       01/12/96           295,091
British Pounds..........      1,795,840 US$      2,793,205       02/16/96            49,476
British Pounds..........      2,700,000 US$      4,205,385       12/18/95            75,106
Danish Kroners..........     28,500,000 US$      5,179,692       12/15/95            93,411
Finish Markkas..........     31,535,930 US$      7,282,073 12/08/95 to 12/18/95     (51,703)
German Deutchemarks.....     16,073,000 US$     11,461,338 01/24/96 to 05/17/96     292,876
German Deutchemarks.....      9,139,000 US$      6,440,905       01/18/96           122,896
German Deutchemarks.....      4,224,000 US$      2,852,404       12/20/95           (67,748)
German Deutchemarks.....      5,047,500 US$      3,403,115       12/20/95           (86,342)
Greek Drachmas..........  1,576,200,000 US$      6,599,003 12/20/95 to 12/27/95      (3,062)
Italian Lira............ 10,825,187,500 US$      6,697,511       01/10/96           (72,321)
Netherlands Guilders....      7,507,000 US$      4,518,215       12/18/95          (117,785)
Spanish Pesetas.........  2,212,460,600 US$     17,587,990 12/12/95 to 01/22/96    (300,566)
Spanish Pesetas.........    852,543,500 US$      6,911,543       01/23/96            29,641
U.S. Dollars............     10,538,658 BEF    307,834,200       12/21/95          (183,795)
U.S. Dollars............      2,944,991 DEM      4,224,000       12/20/95           (24,839)
U.S. Dollars............      3,517,422 DEM      5,047,500       12/20/95           (27,964)
U.S. Dollars............      6,503,145 DEM      9,139,000       01/18/96          (185,136)
U.S. Dollars............      5,190,311 DKK     28,500,000       12/15/95          (104,029)
U.S. Dollars............      3,929,332 GBP      2,538,000       01/12/96           (44,921)
U.S. Dollars............      2,772,043 GRD    655,200,000       12/27/95           (19,351)
U.S. Dollars............      6,646,316 ITL 10,825,187,500       01/10/96           123,516
U.S. Dollars............      4,677,701 NLG      7,507,000       12/18/95           (41,701)
                                                                                  ---------
                                                                                  $(177,851)
                                                                                  =========

CURRENCY TYPE ABBREVIATIONS:
BEF - Belgium Francs
DEM - German Deutchemarks
DKK - Danish Kroners
GBP - British Pounds
GRD - Greek Drachmas
ITL - Italian Lira
NLG - Netherlands Guilders

INVESTMENTS BY TYPE OF ISSUER

                         PERCENTAGE OF NET ASSETS
                         --------------------------
                          LONG-TERM     SHORT-TERM
                         ------------  ------------
Government and other
 public issuers.........        80.74%         9.88%
Banks...................           --          2.34
Repurchase Agreement....           --          2.68
Other...................         1.76            --
                         ------------  ------------

                                82.50%        14.90%
                         ============  ============

                 See accompanying notes to financial statements

 STRATEGIC GLOBAL INCOME FUND, INC.
            STATEMENT OF ASSETS AND LIABILITIES                NOVEMBER 30, 1995

Assets
Investments in securities, at value (cost - $278,215,448)........ $279,692,319
Cash.............................................................      253,928
Cash denominated in foreign currencies, at value (cost-$446).....          438
Receivables for investments sold.................................    5,473,564
Interest receivable..............................................    7,099,264
Unrealized appreciation of forward foreign currency contracts....    1,172,750
Receivable for foreign taxes withheld............................      726,949
Deferred organizational expenses.................................       41,159
Other assets.....................................................       16,684
                                                                  ------------
Total assets.....................................................  294,477,055
                                                                  ------------
Liabilities
Payable for investments purchased................................    5,508,989
Unrealized depreciation of forward foreign currency contracts....    1,350,601
Payable to investment adviser and administrator..................      233,692
Accrued expenses and other liabilities...........................      224,795
                                                                  ------------
Total liabilities................................................    7,318,077
                                                                  ------------
Net Assets
Capital stock--$0.001 par value; total authorized shares--
 100,000,000; 21,407,128 shares issued and outstanding...........  296,211,812
Undistributed net investment income..............................      559,478
Accumulated net realized losses from investments.................  (10,728,029)
Net unrealized appreciation of investments and assets and
 liabilities denominated in foreign currencies...................    1,115,717
                                                                  ------------
Net assets....................................................... $287,158,978
                                                                  ============
Net asset value per share........................................       $13.41
                                                                        ======

                 See accompanying notes to financial statements

 STRATEGIC GLOBAL INCOME FUND, INC.

            STATEMENT OF OPERATIONS         FOR THE YEAR ENDED NOVEMBER 30, 1995

Investment income:
Interest (net of foreign
 withholding taxes)......   $29,012,558
                            -----------
Expenses:
Investment advisory and
 administration..........     2,781,097
Custody and accounting...       398,414
Reports and notices to
 shareholders............        98,452
Legal and audit fees.....        51,764
Transfer agency fees.....        35,229
Directors' fees and
 expenses................        31,414
Amortization of
 organizational expenses.        30,828
Other expenses...........        11,961
                            -----------
                              3,439,159
                            -----------
Net investment income....    25,573,399
                            -----------
Realized and unrealized
 gains (losses) from
 investment activities:
Net realized losses from:
 Investment
  transactions...........    (9,801,966)
 Foreign currency
  transactions...........      (245,668)
Net change in unrealized
 appreciation/depreciation
 of:
 Investments.............    18,526,720
 Assets and liabilities
  denominated in foreign
  currencies.............    (2,797,304)
                            -----------
Net realized and
 unrealized gains from
 investment activities...     5,681,782
                            -----------
Net increase in net
 assets resulting from
 operations..............   $31,255,181
                            ===========


                 See accompanying notes to financial statements

 STRATEGIC GLOBAL INCOME FUND, INC.
            STATEMENT OF CHANGES IN NET ASSETS

                                                        FOR THE YEARS ENDED
                                                           NOVEMBER 30,
                                                     --------------------------
                                                         1995          1994
                                                     ------------  ------------
From operations:
Net investment income..............................  $ 25,573,399  $ 23,695,055
Net realized gains (losses) from investment
 transactions......................................    (9,801,966)    4,387,962
Net realized losses from foreign currency
 transactions......................................      (245,668)  (11,333,743)
Net change in unrealized appreciation/depreciation
 of investments....................................    18,526,720   (33,840,900)
Net change in unrealized appreciation/depreciation
 of assets and liabilities denominated in foreign
 currencies........................................    (2,797,304)    1,625,132
                                                     ------------  ------------
Net increase (decrease) in net assets resulting
 from operations...................................    31,255,181   (15,466,494)
                                                     ------------  ------------
Dividends and distributions to shareholders from:
Net investment income..............................   (23,868,947)  (17,346,720)
Net realized gains from investment transactions....          --      (3,295,953)
Paid-in-capital....................................          --      (3,613,743)
                                                     ------------  ------------
                                                      (23,868,947)  (24,256,416)
                                                     ------------  ------------
Net increase (decrease) in net assets..............     7,386,234   (39,722,910)
Net Assets:
Beginning of year..................................   279,772,744   319,495,654
                                                     ------------  ------------
End of year (including undistributed net investment
 income of $559,478 at
 November 30, 1995)................................  $287,158,978  $279,772,744
                                                     ============  ============


                 See accompanying notes to financial statements

 NOTES TO FINANCIAL STATEMENTS
ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Strategic Global Income Fund, Inc. (the "Fund") was incorporated in Maryland on November 15, 1991 as a closed-end, non-diversified management investment company. Organizational costs have been deferred and are being amortized using the straight line method over a period not to exceed 60 months from the date the Fund commenced operations.

Valuation of Investments - Securities which are listed on U.S. and foreign stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned subsidiary of PaineWebber Incorporated and investment adviser of the Fund as the primary market. Securities traded in the over-the-counter ("OTC") market and listed on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last trade price on NASDAQ prior to the time of valuation; other OTC securities are valued at the last bid price available in the OTC market prior to the time of valuation. The amortized cost method of valuation generally is used to value short-term debt instruments with sixty days or less remaining to maturity. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies will be valued weekly in U.S. dollars on the basis of foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value. If events occured materially affecting the value of such securities or assets or currency exchange rates during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Repurchase Agreements--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

Investment Transactions and Investment Income - Investment transactions are recorded on trade date. Realized gains and losses from sales of investments and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted as adjustments to interest income and the identified cost of investments.

Foreign Currency Translation - The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

  (1) market value of investment securities, other assets and liabilities - at the exchange rates prevailing at the end of the period.

  (2) purchases and sales of investment securities, income and expenses - at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values of the Fund's portfolio are presented at the foreign exchange rates at the end of the period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax purposes. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Forward Foreign Currency Contracts - The Fund may enter into forward foreign currency contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency.

The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund maintains cash, U.S. government securities or liquid, high-grade debt securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked to market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Fluctuations in the value of forward contracts are recorded for book purposes as an unrealized gain or loss by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have matured.

Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

Federal Taxes--The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

CONCENTRATION OF RISK

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund is authorized to invest. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry, country or region.
INVESTMENT ADVISER AND ADMINISTRATOR

The Fund has an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins. In accordance with the Advisory Contract, the Fund pays Mitchell Hutchins an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 1.00% of the Fund's average weekly net assets. Prior to August 15, 1995, BEA Associates served as the Fund's Latin American debt adviser pursuant to a sub-advisory contract with Mitchell Hutchins. Mitchell Hutchins (not the Fund) paid BEA Associates a fee, computed weekly and paid monthly, in an amount equal to the annual rate of 0.25% of the Fund's average weekly net assets.

INVESTMENTS IN SECURITIES

For federal income tax purposes, the cost of securities owned at November 30, 1995, was substantially the same as the cost of securities for financial statement purposes.

At November 30, 1995, the components of net unrealized appreciation of investments were as follows:

Gross appreciation (from investments having an excess of
 value over cost).................................................. $10,166,615
Gross depreciation (from investments having an excess of
 cost over value)..................................................  (8,689,744)
                                                                    -----------
Net unrealized appreciation of investments......................... $ 1,476,871
                                                                    ===========

For the year ended November 30, 1995, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $323,137,238 and $273,519,445, respectively.

CAPITAL STOCK

There are 100,000,000 shares of $0.001 par value capital stock authorized. Of the 21,407,128 shares outstanding at November 30, 1995, Mitchell Hutchins owned 7,128 shares.

FEDERAL TAX STATUS

At November 30, 1995, the Fund had a capital loss carryforward of $10,143,147 which will expire by November 30, 2003. To the extent that such losses are used, as provided in the regulations, to offset future net realized capital gains, it is probable that the gains will not be distributed.

To reflect reclassifications arising from permanent "book/tax" differences for the year ended November 30, 1995, accumulated net realized gain/loss was increased by $64,563; undistributed net investment income was decreased by $183,118; and capital stock was increased by $118,555.

 STRATEGIC GLOBAL INCOME FUND, INC.

            QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

                                                               Net Increase
                                          Net Realized and     (Decrease) in
                                          Unrealized Gains      Net Assets
                                            (Losses) from        Resulting
                                           Investment and          from
                          Net Investment  Foreign Currency      Investment
                              Income        Transactions        Operations
                          --------------- ------------------  ----------------
                           Total    Per     Total      Per     Total     Per
        Quarter Ended     (000's)  Share   (000's)    Share   (000's)   Share
        -------------     -------- ------ ---------  -------  --------  ------
        November 30,
         1995............ $  6,297 $ 0.29 $   4,849  $  0.23  $ 11,146  $ 0.52
        August 31, 1995..    6,730   0.31     1,473     0.07     8,203    0.38
        May 31, 1995.....    6,490   0.30    14,104     0.66    20,594    0.96
        February 28,
         1995............    6,056   0.29   (14,744)   (0.69)   (8,688)  (0.40)
                          -------- ------ ---------  -------  --------  ------
        Totals........... $ 25,573 $ 1.19 $   5,682   $ 0.27  $ 31,255  $ 1.46
                          ======== ====== =========  =======  ========  ======
        November 30,
         1994............ $  6,233 $ 0.26 $  (5,485) $ (0.23) $    748  $ 0.03
        August 31, 1994..    5,790   0.27    (6,310)   (0.29)     (520)  (0.02)
        May 31, 1994.....    6,262   0.29   (22,922)   (1.07)  (16,660)  (0.78)
        February 28,
         1994............    5,410   0.26    (4,445)   (0.21)      965    0.05
                          -------- ------ ---------  -------  --------  ------
        Totals........... $ 23,695 $ 1.08 $ (39,162) $ (1.80) $(15,467) $(0.72)
                          ======== ====== =========  =======  ========  ======

 STRATEGIC GLOBAL INCOME FUND, INC.
            FINANCIAL HIGHLIGHTS

            Selected data for a share of capital stock outstanding throughout each of the periods is presented below:

                                                               For the Period
                                For the Years Ended           February 3, 1992+
                                    November 30,                     to
                             -----------------------------    November 30, 1992
                                                              -----------------
                               1995      1994       1993
                             --------  --------   --------
        Net asset value,
        beginning of period.   $13.07    $14.92     $13.47          $14.03
                             --------  --------   --------        --------
        Net investment
        income..............     1.19      1.08       1.12            1.02
        Net realized and
         unrealized gains
         (losses) from
         investment and
         foreign currency
         transactions.......     0.27     (1.80)      1.51           (0.82)
                             --------  --------   --------        --------
        Total increase
        (decrease) from
        investment
        operations..........     1.46     (0.72)      2.63            0.20
                             --------  --------   --------        --------
        Dividends from net
        investment income...    (1.12)    (0.82)    (1.12)           (0.70)
        Distributions from
         net realized gains
         from investment and
         foreign currency
         transactions.......      --      (0.15)    (0.06)           (0.03)
        Return of capital...      --      (0.16)       --              --
                             --------  --------   --------        --------
        Total dividends and
        distributions.......    (1.12)    (1.13)    (1.18)           (0.73)
                             --------  --------   --------        --------
        Offering costs
        charged to capital..      --        --         --            (0.03)
                             --------  --------   --------        --------
        Net asset value, end
        of period...........   $13.41    $13.07     $14.92          $13.47
                             ========  ========   ========        ========
        Market value, end of
        period..............   $11.25    $11.13     $14.25          $12.88
                             ========  ========   ========        ========
        Total investment
        return(1)...........    11.81%   (14.53)%    19.92%          (9.67)%
                             ========  ========   ========        ========
        Ratios/Supplemental
        Data:
        Net assets, end of
        period (000's)...... $287,159  $279,773   $319,496        $288,251
        Ratio of expenses to
        average net assets..     1.24%     1.27%      1.58%**         1.34%*
        Ratio of net
        investment income to
        average  net assets.     9.20%     8.01%      7.81%**         8.79%*
        Portfolio turnover
        rate................      121%       82%       111%             94%

            -------
            * Annualized
            ** Includes 0.31% of interest expense relating to reverse
               repurchase agreement transactions entered into during the fiscal year.
            + Commencement of operations
            (1) Total investment return is calculated assuming a purchase of one share of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends to common stockholders at prices obtained under the Fund's Dividend Reinvestment Plan. Returns do not reflect brokerage commissions and have not been annualized for periods less than one year.

REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders
Strategic Global Income Fund, Inc.

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Strategic Global Income Fund, Inc. (the "Fund") as of November 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1995, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Global Income Fund, Inc. at November 30, 1995 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                        /s/ Ernst & Young LLP
New York, New York
January 25, 1996

 STRATEGIC GLOBAL INCOME FUND, INC.

TAX INFORMATION

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (November 30, 1995) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all dividends paid during the fiscal year by the Fund were derived from net investment income and are taxable as ordinary income.

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Since the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar 1995. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 1996. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

 STRATEGIC GLOBAL INCOME FUND, INC.
            GENERAL INFORMATION

            THE FUND

            Strategic Global Income Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange, Inc. ("NYSE"). The Fund's primary investment objective is to achieve a high level of current income; capital appreciation is a secondary objective in the selection of investments. The Fund's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., a wholly owned subsidiary of PaineWebber Incorporated, which has over $44 billion in assets under management as of December 31, 1995.

            MANAGEMENT OF THE FUND

            Stuart Waugh, a managing director and portfolio manager of Mitchell Hutchins responsible for global fixed income and currency trading, is responsible for the day-to-day management of the Fund's portfolio. He is also a vice president of the Fund and of other investment companies for which Mitchell Hutchins serves as investment adviser. Mr. Waugh has been employed by Mitchell Hutchins as a portfolio manager for the last eight years. He is a portfolio manager of Global High Income Dollar Fund Inc., PaineWebber Global Income Fund, PaineWebber Series Trust--Global Income Portfolio and Strategic Income Fund Inc. with aggregate assets as of November 30, 1995 of approximately $2 billion. Other members of the Mitchell Hutchins' global investing group provide input on market outlook, interest rate forecasts, investment research and other considerations pertaining to the Fund's investments. Prior to August 15, 1995, BEA Associates served as the Fund's Latin American debt adviser pursuant to a sub-advisory contract with Mitchell Hutchins; that sub-advisory contract was terminated and Mitchell Hutchins has assumed responsibility for the management of the Fund's Latin American debt investments.

            SHAREHOLDER INFORMATION

            The Fund's NYSE trading symbol is "SGL". Comparative net asset value and market price information about the Fund is published weekly in The Wall Street Journal, The New York Times and Barron's, as well as numerous other newspapers.

 STRATEGIC GLOBAL INCOME FUND, INC.

            An annual meeting of shareholders of the Fund was held on March 16, 1995. At the meeting, E. Garrett Bewkes, Jr., Meyer Feldberg, George W. Gowen, Frederic V. Malek, Frank P.L. Minard, Judith Davidson Moyers, and Thomas F. Murray were elected as directors to serve until the annual meeting of shareholders in 1996, or until their successors are elected and qualified, and the selection of Ernst & Young LLP as the Fund's independent auditors for the fiscal year ending November 30, 1995 was ratified. The votes were as follows:

                                                            SHARES     SHARES
                                                            VOTED     WITHHOLD
                                                             FOR      AUTHORITY*
                                                          ---------- -----------
         E. Garrett Bewkes, Jr. ......................... 19,764,215   477,255
         Meyer Feldberg.................................. 19,814,464   427,005
         Paul B. Guenther(1)............................. 19,811,588   429,882
         George W. Gowen................................. 19,798,353   443,116
         Frederic V. Malek............................... 19,787,645   453,824
         Frank P.L. Minard(2)............................ 19,813,434   428,035
         Judith Davidson Moyers.......................... 20,018,124   223,345
         Thomas F. Murray................................ 19,776,464   465,005

                                                   SHARES    SHARES    SHARES
                                                   VOTED     VOTED    WITHHOLD
                                                    FOR      AGAINST  AUTHORITY
                                                 ---------- -------- ----------
         Ratification of the selection of Ernst
          & Young LLP........................... 19,860,135 244,582   136,753

            -------
             * Broker non-votes and abstentions are included with the "Shares
               Withhold Authority" totals.
            (1)Effective May 1, 1995, Paul B. Guenther resigned as a Director of The Fund.
            (2) Effective December 1, 1995, Frank P.L. Minard resigned as a
                Director of The Fund.

            DISTRIBUTION POLICY

            The Fund has established a Dividend Reinvestment Plan under which all shareholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all dividends and other distributions on their shares automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contract such broker or nominee to determine whether, or how, they may participate in the Dividend Reinvestment Plan. Additional shares acquired under the Dividend Reinvestment Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. The Fund will not issue any new shares in connection with its Dividend Reinvestment Plan.

            The Transfer Agent will serve as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, the Transfer Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the NYSE or elsewhere, for the participants' accounts.